Exhibit 32.2

                                  CERTIFICATION
                       Pursuant to 18 U.S.C. Section 1350
      as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

      In connection with the quarterly Report of Bayou Steel Corporation (the "Company") on Form 10-Q for the period ended June 30, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Richard
J. Gonzalez, Vice President, Chief Financial Officer, Secretary, and Treasurer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 except that the Accountant's review required by Rule 10-01(d) of Regulation SX was not performed; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: August 19, 2003                      /S/ RICHARD J. GONZALEZ
                                 -----------------------------------------------
                                               Richard J. Gonzalez
                                    Vice President, Chief Financial Officer,
                                            Secretary, and Treasurer


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